UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BJ’s Wholesale Club, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

BJ’s Wholesale Club, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

To Be Held on Thursday, May 26, 2011

The Proxy Statement, Annual Report/Form 10-K, and other proxy materials are available at:
http://www.proxyvoting.com/bj

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

BJ’S WHOLESALE CLUB, INC.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 12, 2011 to facilitate timely delivery.

TO REQUEST A PAPER OR EMAIL COPY OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
(outside of the U.S and Canada call 201-680- 6688)
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/bj

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear BJ’s Wholesale Club, Inc. Shareholder:

The 2011 Annual Meeting of Shareholders of BJ’s Wholesale Club, Inc. (the “Company”) will be held at the Doubletree Hotel, 5400 Computer Drive, Westborough, MA 01581, on Thursday, May 26, 2011, at 11:00 a.m. (EDT).

Proposals to be considered at the Annual Meeting:

(1)	Election of Directors;

(2)	Ratification of selection of independent auditors;

(3)	Approval, on an advisory basis, of executive compensation;

(4)	Advisory vote on the frequency of future executive compensation advisory votes;

(5)	Consideration of a shareholder proposal regarding bird welfare.

The Board of Directors recommends a vote “FOR” Proposals 1 through 3.

The Board of Directors recommends a vote for every “THREE YEARS” with respect to Proposal 4.

The Board of Directors recommends a vote “AGAINST” Proposal 5.

The Board of Directors has fixed the close of business on March 28, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.		i
g

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Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Information on how to obtain directions to the location of the Annual Meeting is available in the Company’s 2011 Proxy Statement.

Meeting Location:

Doubletree Hotel

5400 Computer Drive

Westborough, MA 01581

The following materials are available for you to review online:

•	the Company’s 2011 Proxy Statement;
•	the Company’s Annual Report / Form 10-K for the year ended January 29, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper or email copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http:/ /www.proxyvoting.com/bj

The Proxy Materials for BJ’s Wholesale Club, Inc. are available to review at:

http://www.proxyvoting.com/bj

Have this notice available when you want to view your proxy materials online, when you want to vote your proxy electronically, or if you want to request a paper copy of the proxy materials.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.
Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website.
You will need to reference the 11-digit control number located on the reverse side.

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